UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2012

Wesco Aircraft Holdings, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35235	20-5441563
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27727 Avenue Scott

Valencia, California 91355

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (661) 775-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                     Regulation FD Disclosure.

On August 20, 2012, the Company filed a registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). Upon being declared effective by the SEC, the Registration Statement will allow for certain employees and former employees of the Company (collectively, the “Employee Stockholders”) to participate in a registered block trade (the “Offering”), pursuant to which the Employee Stockholders will be permitted to sell up to 1,800,000 shares of the Company’s common stock (“Common Stock”) in the aggregate after the shares are delivered to the Employee Stockholders in satisfaction of the terms of certain restricted stock unit awards that were granted in 2006 in connection with the Company’s recapitalization with The Carlyle Group (“Carlyle”).  The delivery of the shares will result in a taxable event for the Employee Stockholders and the proceeds received by the Employee Stockholders through the Offering are expected to be used to cover a portion of this tax liability. The Company’s board of directors has authorized the Company to pay cash, in lieu of the delivery of up to 1,000,000 shares in the aggregate, in satisfaction of a portion of the restricted stock unit awards held by the Employee Stockholders pursuant to the terms of the applicable equity incentive plan.

In connection with the Offering, the Company expects that affiliates of Carlyle that hold shares of  Common Stock, the Company’s directors and executive officers and the Employee Stockholders will each enter into customary lock-up agreements, pursuant to which the shares of Common Stock held by such parties will be restricted from immediate resale following the Offering.

The Company’s press release issued in connection with the filing of the Registration Statement is furnished as Exhibit 99.1 to this report.

The information in this item (including exhibits) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to the Company, except to the extent, if any, expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect our good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. In particular, there can be no assurances that the offering by the Employee Stockholders will be consummated or that it will be consummated on the terms described in this Current Report.  Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties. Important factors that could cause actual results to differ materially from our expectations are disclosed under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2011, as supplemented by our Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2011, March 31, 2012 and June 30, 2012. All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements as well as other cautionary statements that are made from time to time in our public communications. You should evaluate all forward-looking statements made in this Current Report in the context of these risks and uncertainties.

Item 9.01                     Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description

99.1	Press Release, issued by the Company on August 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2012	WESCO AIRCRAFT HOLDINGS, INC.

	By:	/s/ Gregory A. Hann
Gregory A. Hann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued by the Company on August 20, 2012